0-83-155 119-115-181 164-207-94 1-79-110 Section Title Slide Partnership Overview Exhibit 99.1

0-83-155 119-115-181 164-207-94 1-79-110 A S C E N T CAPITAL GROUP INC Content Slide This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies, including the launch of MONI’s direct sales and installation channel and the strategic internet of things partnership with Nest, market potential and expansion, the success of new products and services, consumer demand for interactive and home automation services, account creation and related costs, anticipated account generation, future financial prospects, and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, possible changes in market acceptance of our services, technological innovations in the alarm monitoring industry, competitive issues, continued access to capital on terms acceptable to Ascent and/or MONI, our ability to capitalize on acquisition opportunities, general market and economic conditions and changes in law and government regulations. These forward-looking statements speak only as of the date of this presentation, and Ascent and MONI expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent's and MONI’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent and MONI, including the most recent Forms 10-K and 10-Q for additional information about Ascent and MONI and about the risks and uncertainties related to Ascent's and MONI’s business which may affect the statements made in this presentation. Forward Looking Statements 2

0-83-155 119-115-181 164-207-94 1-79-110 A S C E N T CAPITAL GROUP INC Content Slide Nest Secure Starter Kit retails for $499 • Nest Guard is an all-in-one security base that provides the alarm, keypad and a motion sensor, along with a friendly voice. • Nest Detect is a category first: a sensor that detects both motion and open or close movement in one compact, battery-powered product. • Nest Tag is a convenient fob that can attach to a keychain, allowing you to easily arm and disarm Nest Secure without a passcode. • The Nest App allows users to control the system via their mobile device. NEST SECURE PRODUCT SUITE 3

0-83-155 119-115-181 164-207-94 1-79-110 A S C E N T CAPITAL GROUP INC Content Slide ~120M Total U.S. Households ~65M Home Security Core Opportunity ~20M Current Home Security Customer Base 1M Current MONI/LW Customer Base MONI & NEST SECURE – A Strategic IoT Partnership 4 • Raises MONI’s brand awareness among consumers and identifies new potential customers for additional products and services • Leverage Nest’s marketing efforts and distribution channels to elevate the MONI brand and drive broader growth opportunities to MONI direct and dealer channels Increase penetration into $80B+ connected home market Expands Addressable Market

0-83-155 119-115-181 164-207-94 1-79-110 A S C E N T CAPITAL GROUP INC Content Slide Sell through existing channels including online and retail outlets like Best Buy New Nest Secure customers are referred to MONI for professional monitoring MONI & NEST SECURE – Go-to-Market Strategy 5 Advertise directly to consumers and through dealers to attract customers for professional monitoring MONI will buy equipment from Nest to resell to its customers Customer signs professional monitoring contract with MONI (rates to be announced but competitive with other DIY, professional monitoring offers) MONI provides professional monitoring and customer service Collect RMR from customers MONI pays a monthly fee to Nest for providing and maintaining smartphone interface and cellular backup, similar to relationship with existing interactive service providers